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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 4, 2003

            Comarco, Inc.

(Exact name of registrant as specified in its charter)

California	000-05449	95-2088894

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

2 Cromwell, Irvine, California	92618

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(949) 599-7400

Not Applicable

(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.	Financial Statements and Exhibits.

	(c)	Exhibits.

Exhibit Number

		99.1	Press Release of Comarco, Inc., dated September 4, 2003.

Item 12.	Results of Operations and Financial Condition.

                     On September 4, 2003, Comarco, Inc. issued a press release setting forth its earnings for its second quarter of fiscal 2004 ended July 31, 2003. The press release is incorporated herein to this Form 8-K by reference and a copy of the press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMARCO, INC.

(Registrant)

Date	September 4, 2003	/s/ Daniel R. Lutz
(Signature)*
Daniel R. Lutz Vice President and Chief Financial Officer

*Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

99.1	Press Release of Comarco, Inc., dated September 4, 2003.